EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this registration statement of the Tracker Corporation of America on Form S-8 of our reports dated September 18, 1998 and July 9, 1999, appearing in the Annual Report on Form 10-K of The Tracker Corporation of America for the years ended March 31, 1998 and March 31, 1999, respectively.


/s/  Hirsch  Silberstein  &  Subelsky,  P.C.
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Hirsch  Silberstein  &  Subelsky,  P.C

Detroit,  Michigan
March  28,  2000